UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2004

HANDLEMAN COMPANY

(Exact Name of registrant as specified in its Charter)

Michigan	1-7923	38-1242806
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

500 Kirts Boulevard, Troy, Michigan	48084-4142
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (248) 362-4400

Not applicable

(Former name or former address, if changed since last report)

Items 1-11.	Not applicable

Item 12.	Disclosure of Results of Operations and Financial Condition

A press release reporting Registrant’s results for the third quarter ended January 31, 2004 was issued on February 24, 2004. As a result, the Registrant is furnishing the press release attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDLEMAN COMPANY

Date: February 25, 2004	By:	/s/Thomas C. Braum, Jr.
	Name:	Thomas C. Braum, Jr.
	Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press release reporting results for the third quarter ended January 31, 2004.